Exhibit 10.25


                                  Form of

                         HAYNES INTERNATIONAL, INC.
                      EMPLOYEE STOCK OPTION AGREEMENT
                      -------------------------------


     THIS AGREEMENT is made this _____ day of _________________, 1996, by and between Haynes International, Inc., a Delaware corporation with its principal offices at 1020 West Park Avenue, Kokomo, Indiana 46904-9013 (the
               -----------------------
___________________________________ (the "Optionee").

                           Preliminary Statement
                           ---------------------

     The Compensation Committee of the Board of Directors of the Company (the "Committee") has determined that it is in the Company's best interest to issue to the Optionee an option to purchase shares of the Company's Common Stock, $.01 par value (the "Shares"), pursuant to the terms and conditions of the Haynes International, Inc. 1996 Employee Stock Option Plan (the "Plan") and this Agreement. The Optionee desires to accept such option to purchase the Shares upon the terms and conditions set forth in the Plan and this Agreement.

                            Terms and Conditions
                            --------------------

     In consideration of the mutual agreements and covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

     Section 1.     Grant of Option.  The Company hereby grants to the
     ---------      ---------------
Optionee the right, privilege and option to purchase an aggregate of ______ Shares at a purchase price of $______________ per share (the "Option Price"), exercisable pursuant to the terms and conditions contained in the Plan and this Agreement (the "Option"). The date of the grant of the Option shall be the date first above written (the "Grant Date"). The Option shall terminate to the extent unexercised on __________________, 19_____, subject, however, to the earlier termination provisions provided in the Plan and this Agreement (the "Expiration Date").

     Section 2.     Nature of Option.  The Option is:
     ---------      ----------------

          (a) ___________ an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended; or

          (b)  _____________ a non-statutory stock option governed by
               Section 83 of the Internal Revenue Code of 1980, as amended.

     Section 3.     Right to Exercise Option.  The option may be exercised
     ---------      ------------------------
in whole or part at any time and from time to time commencing on the Grant Date and ending upon the Expiration Date, subject to the following vesting schedule _______.

     Section 4.     Manner of Exercise.  The Optionee may exercise the
     ---------      ------------------
Option by delivering to the Secretary of the Company the following (a) a written notice of exercise in the form



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prescribed by the Committee (the "Exercise Notice"); (ii) a subscription agreement in the form prescribed by the Committee (the "Subscription Agreement"), and (iii) payment in full of the Option Price.

     (a)  Exercise Notice.  The Exercise Notice shall specify (i) the Grant
          ---------------
          Date; (ii) the number of Shares with respect to which the Option is being exercised; (iii) the Option Price; and (iv) such other information as requested by the Committee.

     (b)  Payment.  Payment of the Option Price shall be made (i) in cash
          -------
          or in cash equivalents; (ii) through the tender to the Company of Shares or the withholding of Shares subject to the Option, which shall be valued, for the purposes of determining the extent to which the Option Price has been paid, at the fair market value on the date of exercise as determined by the Committee in accordance with Section 6(c) of the Plan; or (iii) by a combination of the
               ------------
          methods prescribed in (i) and (ii) above.

     (c)  Use of Brokers.  Notwithstanding any other provision of this
          --------------
          Agreement, the Committee, in its sole discretion, may not require the Optionee to deliver the full Option Price with the Exercise Notice, provided that the Exercise Notice directs the Company to deliver the certificates for the Shares issued upon the exercise of the Option to a licensed broker acceptable to the Company, in its sole discretion, who shall immediately upon receipt of the certificate(s) tender to the Company cash or cash equivalents acceptable to the Company equal to the Option Price plus the amount of federal, state or local income, employment or other taxes which the Company may, in its sole judgment, be required to withhold with respect to the exercise of the Option.

     Section 5.     Share Certificates.  Promptly after receiving the
     ---------      ------------------
Notice, the Subscription Agreement, payment in full of the Option Price and any other document described above, the Company shall cause to be issued and delivered to the Optionee, a certificate or certificates evidencing ownership of the Shares purchased.

     Section 6.     Nontransferability of Option.  The Option shall not be
     ---------      ----------------------------
assignable or transferable by the Optionee, except to the extent provided in Section 6(f) of the Plan in the event of the death of the Optionee.
   ------------
During the Optionee's lifetime, the Option shall be exercisable only by the Optionee or, in the event of the legal incapacity or incompetency of the Optionee, by the Optionee's legal guardian or representative on behalf of the Optionee. The Option shall not be pledged or hypothecated in any way and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, or the levy of any process upon the Option, shall be null, void, and without effect.



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     Section 7.     Restrictions on Issuing Shares.
     ---------      ------------------------------

     (a)  Conformity With Law.  The Company shall not be required to issue
          -------------------
          any Shares pursuant to the exercise of this Option and may postpone the issuance and delivery of certificates representing Shares until (i) the Shares are qualified for inclusion in the Nasdaq National Market or such other trading exchange, market or quotation system on which the common stock of the Company is then traded or quoted; and (ii) a registration or other qualification of such Shares under any applicable state or federal law, rule, or regulation, as the Company shall determine to be necessary or advisable, is completed. Any person purchasing Shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to determine the necessity of registration of the Shares under the Securities Act of 1933, as amended or any similar state statute.

     (b)  Withholding of Taxes.  Shares shall not be issued upon exercise
          --------------------
          of the Option unless and until the Optionee remits to the Company amounts sufficient to satisfy any federal, state, or local income, employment, or other withholding taxes. Payment of such taxes shall be made pursuant to any method set forth in Section
                                                                  -------
          4 of this Agreement for payment of the Shares.
          -

     (c)  No Rights Voted as a Shareholder.  The Optionee shall have no
          --------------------------------
          rights as a shareholder with respect to the Shares by reason of the grant of this Option, unless and until a certificate or certificates representing the Optionee's interest in the Shares has been issued. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

     Section 8.     Dissolution, Liquidation and Change of Control.  In the
     ---------      ----------------------------------------------
event the Company adopts all necessary resolutions approving a plan to dissolve or liquidate the Company or an occurrence of a Change of Control Event (as defined in Section 6(h) of the Plan), the Company shall provide
                     ------------
written notice thereof (the "Termination Notice") to the Optionee. The Optionee shall have the right to immediately exercise pursuant to the terms and conditions of the Plan and this Agreement this Option as to all or any part of the Shares covered hereby for a period of 30 days beginning on the date the Termination Notice is sent to the Optionee. Such acceleration of the exercise date shall be deemed to occur automatically upon receipt by the Optionee of Termination Notice and shall not be deemed a modification under Section 424(h) of the Internal Revenue Code. In the case of an event of liquidation or dissolution, any portion of this Option which is unexercised as of the 30th day immediately following the date the Termination Notice was sent to the Optionee shall automatically terminate. In the case of a Change of Control, the Company shall have the right, but not the obligation, to terminate any portion of this Option which is unexercised as of the 30th day following the date the Termination



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Notice was sent to the Optionee, provided that the Termination Notice included a statement to that effect.

     Section 9.     Adjustments.  The aggregate number of Shares covered by
     ---------      -----------
this Option and the Option Price specified in Section 1 of this Agreement
                                              ---------
shall each be proportionately adjusted for any increase or decrease in the number of Shares issued resulting from a subdivision or consolidation of Shares or any other capital adjustment, the payment of a share dividend, or any other increase or decrease in the number of common shares of the Company issued effected without receipt of consideration by the Company.
In the event that prior to the delivery by the Company of Shares remaining under this Option, there shall be a reorganization or reclassification of the capital of the Company resulting in a substitution of other shares for the Shares, this Agreement shall be modified so that the Optionee shall have the right to purchase the number of substitute shares which would have been issued in exchange for the Shares then remaining under this Option, if such Shares had been then issued and outstanding.

     Section 10.    Option Subject to Plan.  This Agreement incorporates by
     ----------     ----------------------
reference all of the provisions of the Plan, and all rights and privileges contained in this Agreement are subject to all limitations and restrictions imposed or required to be imposed thereon under the Plan. The terms of the Option and this Agreement shall be interpreted in accordance with the purposes and intentions of the Plan, as stated therein and as construed by the Committee. Any determination of the Committee with respect to the Option, any provision of this Agreement or the Plan shall be final, conclusive and binding on the Optionee.

     Section 11.    Choice of Law.  This Agreement and all rights and
     ----------     -------------
obligations under this Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

     The Company, by its duly authorized representative, and the Optionee hereby execute this Agreement as of the day and year first above written.

"OPTIONEE"                         "COMPANY"

                                   Haynes International, Inc.

- ---------------------------
                                   By:
                                        -----------------------------

Printed:                           Printed:
        -------------------                  ------------------------
                                   Title:
                                           --------------------------



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                                 EXHIBIT A
                                 ---------

                    NOTICE OF EXERCISE OF EMPLOYEE STOCK
                     OPTION AND SUBSCRIPTION AGREEMENT
                     ---------------------------------


     The undersigned hereby gives notice to Haynes International, Inc., a Delaware corporation (the "Company") of [his][her] exercise of the option to purchase ______ common shares of the Company granted under the Haynes International, Inc. Employee Stock Option Agreement, by and between the Company and the undersigned dated __________________, 19____ (the "Agreement"). This notice is provided pursuant to the terms and conditions of the Agreement and the Haynes International, Inc. 1996 Employee Stock Option Plan. As full payment of the exercise price of the option, the undersigned is providing with this notice [a certified check in the amount of $______________ and/or ________ certificate(s), duly endorsed for transfer to the Company, representing common shares of the Company, having a fair market value as determined by the Committee pursuant to the Agreement, [OR - THE UNDERSIGNED DIRECTS THE COMPANY TO DELIVER THE CERTIFICATE(S) FOR THE SHARES ISSUED PURSUANT TO THIS OPTION TO ________________________, WHO SHALL IMMEDIATELY TENDER TO THE COMPANY A CERTIFIED CHECK IN THE AMOUNT OF ____________, WHICH AMOUNT SHALL BE EQUAL TO THE OPTION PRICE PLUS THE AMOUNT OF ALL FEDERAL, STATE OR LOCAL INCOME, EMPLOYMENT OR OTHER TAXES WHICH THE COMPANY MAY BE REQUIRED TO WITHHOLD.] All capitalized terms used but not defined herein shall have the meaning specified in the Agreement.

Dated:___________________, 19____.





                                          ---------------------------------
                                                                 , Optionee




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